KEMPER
MUNICIPAL INCOME TRUST

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997



                     " . . . the fund delivered positive
              performance despite the modest upward pressure on
                   interest rates and the Fed's rate hike."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Sectors
Portfolio Statistics
8
Portfolio of Investments
14
Financial Statements
16
Notes to
Financial Statements
18
Financial Highlights
19
Shareholders' Meeting

AT A GLANCE

-------------------------------------------------------------------------------
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997

                              BASED ON    BASED ON
                              NET ASSET    MARKET
                                VALUE      PRICE
-------------------------------------------------------------------------------
KEMPER MUNICIPAL
INCOME TRUST                    1.97%      6.48%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------------------------------------

                                 AS OF     AS OF
                                5/31/97   11/30/96
-------------------------------------------------------------------------------
NET ASSET VALUE                 $12.11    $ 12.31
-------------------------------------------------------------------------------
MARKET PRICE                    $13.50    $13.125
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

The following table shows per share dividend and yield information for the fund as of May 31, 1997.

-------------------------------------------------------------------------------
SIX-MONTH INCOME:                         $0.4350
-------------------------------------------------------------------------------
MAY DIVIDEND:                             $0.0725
-------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                  7.18%
-------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                     6.44%
-------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE AND A 37.1%
FEDERAL INCOME TAX RATE AND AN ASSUMED
$150,000 OF TAXABLE INCOME FOR A JOINT
RETURN)                                    11.41%
-------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON MARKET PRICE AND A 37.1%
FEDERAL INCOME TAX RATE AND AN ASSUMED
$150,000 OF TAXABLE INCOME FOR A JOINT
RETURN)                                    10.24%
-------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report. Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or change in the value of an investment in the fund over the period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[MIER PHOTO]

CHRIS MIER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1986 AND IS NOW SENIOR VICE PRESIDENT OF ZKI AND A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER MUNICIPAL INCOME TRUST. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND RECEIVED AN M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

KEMPER MUNICIPAL INCOME TRUST PORTFOLIO MANAGER CHRIS MIER DISCUSSES THE PERFORMANCE OF THE MUNICIPAL BOND MARKET DURING THE LAST SIX MONTHS. HE EXPLAINS THE IMPACT THE FEDERAL RESERVE BOARD'S INTEREST RATE INCREASE HAD ON THE OVERALL MUNICIPAL BOND MARKET AS COMPARED WITH THE FUND.

Q    MUNICIPAL BOND YIELDS HAVE FLUCTUATED QUITE A BIT DURING THE LAST SIX
MONTHS. WHAT IMPACT DID THIS HAVE ON THE MUNICIPAL MARKET?

A    During the first three months of the period, yields in the municipal market fluctuated, but tended to be range-bound. The rise and fall of interest rates was based partly on the market's changing expectations about whether or not the Federal Reserve Board (the Fed) would move to raise short-term interest rates. The market was looking for signs that the Fed would raise short-term rates if the economy was growing too quickly and faced a possible emergence of inflation. In March, with accumulating evidence of strong first quarter growth, the Fed raised short-term interest rates by 0.25 percent. In reaction to this tightening, market yields in all sectors of the municipal market rose and overall bond performance suffered. Yields continued to rise into April and then reversed direction in May as it appeared the economy might be losing some of its earlier steam and a second Fed tightening was not imminent. Additionally, an agreement in Washington was reached to balance the budget, which also had a positive impact on the market. At the end of May, market yields were just 0.11 percent higher than at the start of the fiscal year in December.

Q    WHAT IMPACT DID THE FEDERAL RESERVE BOARD'S INTERVENTION HAVE ON THE FUND?

A    The Fed's rate hike did not have a profound impact on the performance of the fund. In anticipation of a potential rate increase, however, we closely monitored economic data releases. We varied duration as appropriate and made minor adjustments to the fund to mitigate some market risk.

     Because of the income-oriented structure of the fund, we did not aggressively buy and sell issues within the portfolio. We generally ride out short periods of interest rate turbulance. The fund continues to benefit from a high level of income from its investments, which enables it to address its primary investment objective of generating a high level of current income. As a result, the fund delivered positive performance despite the modest upward pressure on interest rates and the Fed's rate hike.

Q    WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND DURING THE PERIOD?

A    The fund's portfolio is designed to generate a high level of income from a portfolio of investment-grade bonds. Although we consistently monitor

PERFORMANCE UPDATE

the performance of the issues, we haven't made significant changes to the portfolio composition. During the reporting period, we focused on efficiently reinvesting proceeds from maturing bonds or issues that were called away early. We also reinvested the fund's interest earnings. We invested in issues with maturities of 20 to 30 years offering good call protection features and attractive yields, with acceptable credit risk.

Q    CAN YOU TELL US ABOUT THE FUND'S CREDIT SELECTION PROCESS?

A    We are fortunate to have a staff of four research analysts dedicated to following the municipal market. This group of seasoned professionals has more than 40 years of combined industry experience, which makes them critical to the portfolio selection process.

     Each analyst covers a specific geographic area as well as an industry specialization. They have access, via computer subscription services, to an abundant array of regional and national news and financial publications. In addition, the research analysts regularly meet with issuers and often travel to conduct on-site visits.

     This multi-faceted approach to research enables us to make informed decisions quickly as issues are offered. This is especially crucial in keeping the fund fully invested.

Q    ARE MUNICIPAL BOND FUNDS A GOOD INVESTMENT IN THE CURRENT ECONOMIC
ENVIRONMENT?

A    Municipal bonds may play an important role in rounding out a well-diversified portfolio of investments. The tax-exempt income that municipal bond funds provide may be especially helpful now as many investors may be under-invested in tax-exempt assets. Municipal bonds and equities are both important components of a balanced portfolio. If your exposure to municipal bonds has declined on a relative basis, now may be the right time to review your long-term goals and rebalance your portfolio of investments.

Q    WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A    We are optimistic about the municipal market. We believe that municipal bonds may continue to outperform Treasuries. New supply in the market is low and there continues to be strong demand for municipal bonds from individuals and property and casualty insurance companies, creating a favorable supply and demand situation. Additionally, interest rates appear to have stabilized somewhat and we don't anticipate any significant surges in rates. Inflation remains relatively benign. All of these factors create a positive environment for municipal bonds.

LARGEST SECTORS

THE FUND'S LARGEST SECTORS*
REPRESENTING 64% OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1997

------------------------------------------------------------
            HOLDINGS                               PERCENT
------------------------------------------------------------
1.          AIRPORT BONDS                           15%
------------------------------------------------------------
2.          U.S. GOVERNMENT SECURED BONDS           15%
------------------------------------------------------------
3.          ELECTRICITY BONDS                       14%
------------------------------------------------------------
4.          SINGLE FAMILY STATE HOUSING BONDS       11%
------------------------------------------------------------
5.          WASTE DISPOSAL BONDS                     9%
------------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

-----------------------------------------------------------------------------------
                                                         ON 5/31/97    ON 11/30/96
-----------------------------------------------------------------------------------
AAA                                                           51%            48%
-----------------------------------------------------------------------------------
AA                                                            16             18
-----------------------------------------------------------------------------------
A                                                             13             13
-----------------------------------------------------------------------------------
BBB                                                           14             14
-----------------------------------------------------------------------------------
NOT RATED                                                      6              7
-----------------------------------------------------------------------------------
                                                             100%           100%

                [PIE CHART]                     [PIE CHART]
                ON 5/31/97                      ON 11/30/96

The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

-----------------------------------------------------------------------------------
                                                         ON 5/31/97    ON 11/30/96
-----------------------------------------------------------------------------------
AVERAGE MATURITY                                         21.0 YEARS     20.9 YEARS
-----------------------------------------------------------------------------------

* Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
 ISSUER                                                                               PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
ADVANCE REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                 NY, Urban Dev. Corp., State Facilities, Rev., 7.50%, to be
                                   called 4-01-01 @ 102                                        $ 6,695   $  7,517
                                 NY, Dormitory Auth., State University Educational
                                   Facilities, Rev.:
                                   7.25%, to be called 5-15-02 @ 102                             5,000      5,670
                                   7.375%, to be called 5-15-00 @ 102                            1,355      1,490
                                 NY, New York City, Gen. Oblg., 7.50%, to be called 8-01-99 @
                                   101.50                                                        4,525      4,890
                                 NY, Medical Care Facilities Finance Agcy., Mental Health
                                   Services Facilities Improvement, Rev., 7.70%, to be called
                                   2-15-98 @ 102                                                 3,730      3,905
                                 NY, Housing Finance Agcy., Service Contract, Rev., 7.375%,
                                   to be called 3-15-02 @ 102                                    3,000      3,399
                                 WA, Public Power Supply System, Nuclear Proj. #2, Rev.,
                                   7.00%, to be called 7-01-00 @ 102                            15,500     16,900
                                 WA, Health Care Facilities Auth., Rev., 7.75%, to be called
                                   5-01-00 @ 102                                                 4,200      4,646
                                 IN, Indianapolis, Local Public Improvement Bond Bank, Rev.,
                                   8.50%, to be called 2-01-98 @ 102                            12,470     13,097
                                 OK, Tulsa, Airport Improvement Trust, Rev.:
                                   7.70%, to be called 6-01-97 @ 102.50                          7,545      7,734
                                   7.70%, to be called 6-01-02 @ 100                             3,315      3,751
                                 FL, Volusia County, Health Facilities Auth., Memorial Health
                                   Systems Proj., Rev., 8.25% to be called 6-01-00 @ 102         7,000      7,833
                                 FL, Greater Orlando, Aviation Auth., Airport Facilities
                                   Rev., 8.00%, to be called 10-01-98 @ 102                        120        128
                                 MO, St. Louis, Regional Convention and Sports Complex Auth.,
                                   Rev., 7.90%, to be called 8-15-03 @ 100                       3,445      4,007
                                 PA, Greene County, Gen. Oblg., 8.75%, to be called 12-01-00
                                   @ 100                                                         3,065      3,448
                                 IL, Chicago, Skyway Toll Bridge, Rev., 6.75%, to be called
                                   1-01-04 @ 102                                                 2,775      3,105
                                 KY, Kenton County, Airport Board, Greater Cincinnati
                                   International Airport, Rev., 8.25% to be called 3-01-98 @
                                   102                                                           1,950      2,052
                                 NC, Eastern Municipal Power Agcy., Power System, Rev.,
                                   8.00%, to be called 1-01-98 @ 102                               262        274
                                 Puerto Rico, Gen. Oblg., 7.75%, to be called 7-01-99 @
                                   101.50                                                        5,020      5,447
                                 ------------------------------------------------------------------------------------
                                 TOTAL ADVANCE REFUNDED OBLIGATIONS--14.7%
                                 (Cost: $90,907)                                                           99,293
                                 ------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                PRINCIPAL AMOUNT      VALUE

OTHER MUNICIPAL OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
ILLINOIS--9.1%                   Chicago:
                                   Gas Supply, Peoples Gas, Light and Coke Co., Rev., 8.10%,
                                     2020                                                      $ 1,250   $  1,374
                                   Midway Airport, Rev., 5.625%, 2029                            4,000      3,829
                                   O'Hare International Airport, International Terminal,
                                     Special Rev., 7.625% and 8.20%, 2010 and 2024              14,775     16,439
                                 Dev. Finance Auth.:
                                   Catholic Health Partners Services, Rev., 5.30%, 2018          3,500      3,253
                                   Pollution Control, Commonwealth Edison Co. Proj., Rev.,
                                     6.75%, 2015                                                 4,220      4,639
                                 Harvard, Multifamily Housing, Northfield Court Proj., Rev.,
                                   9.50%, 2006                                                   2,625      2,838
                                 Health Facilities Auth.:
                                   Bethany Home and Hospital of the Methodist Church, Rev.,
                                     8.625%, 2009                                                6,815      7,489
                                   Lutheran General Health Care System, Rev., 6.00%, 2018        1,030      1,034
                                   Methodist Health Services Corp., Rev., 8.00%, 2015            1,905      2,056
                                 Housing Dev. Auth., Residential Mortgage, Rev., 8.10%, 2022     3,060      3,161
                                 Regional Transportation Auth., Cook, DuPage, Kane, Lake,
                                   McHenry and Will Counties, Rev., 6.125%, 2022                 4,000      4,065
                                 Sports Facilities Auth., Rev., 7.875%, 2010                     6,000      6,484
                                 Will County Exempt Facilities, Mobil Oil Refining Corp.
                                   Proj., Rev., 6.00%, 2027                                      5,000      5,021
                                 ------------------------------------------------------------------------------------
                                                                                                           61,682
---------------------------------------------------------------------------------------------------------------------
NEW YORK--6.3%                   Dormitory Auth.:
                                   City University System, Rev., 5.625%, 2016                    1,500      1,488
                                   State University Educational Facilities, Rev., 7.375% and
                                     7.00%, 2014 and 2016                                        7,140      7,654
                                 Energy Research and Dev. Auth., Electric Facilities,
                                   Consolidated Edison Co. Proj., Rev., 7.75%, 2024             13,300     13,714
                                 Medical Care Facilities Finance Agcy., Mental Health
                                   Services, Rev., 7.70%, 2018                                   1,525      1,590
                                 New York City, Gen. Oblg., 6.125% to 7.50%, 2003 through
                                   2025                                                          7,405      7,807
                                 Niagara Frontier Transportation Auth., Greater Buffalo
                                   International Airport, Rev., 6.25%, 2024                      5,750      5,961
                                 Port Auth. of New York & New Jersey, JFK International Air
                                   Terminal--6, Rev., 5.75%, 2025                                4,000      3,975
                                 ------------------------------------------------------------------------------------
                                                                                                           42,189
---------------------------------------------------------------------------------------------------------------------
TEXAS--6.1%                      Angelina & Neches River Auth., Solid Waste Disposal,
                                   Champion International Corp. Proj., Rev., 6.30%, 2018         2,350      2,392
                                 Brazos River Auth., Collateralized Pollution Control,
                                   Utilities Electric Co. Proj., Rev., 8.25%, 2019              11,000     11,726
                                 College Student Loans, Gen. Oblg., 5.00%, 2021                  4,015      3,636
                                 Dallas-Fort Worth International Airport Facility Improvement
                                   Corp., American Airlines Inc., Rev., 7.50%, 2025              1,500      1,606
                                 Harris County, Criminal Justice Center, Gen. Oblg., 5.625%,
                                   2023                                                          1,800      1,793
                                 Lower Neches Valley Auth., Industrial Dev. Corp., Mobil Oil
                                   Refining Corp. Proj., Rev., 6.35% and 6.40%, 2026 and 2030   19,150     19,996
                                 ------------------------------------------------------------------------------------
                                                                                                           41,149

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
 ISSUER                                                                               PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
FLORIDA--6.1%                    Broward County, Resource Recovery, Waste Energy Co., Rev.,
                                   7.95%, 2008                                                 $ 4,140   $  4,515
                                 Dade County:
                                   Aviation Rev., 5.75%, 2026                                   20,400     20,384
                                   Special Oblg., Capital Appreciation, Rev., zero coupon,
                                     2022 and 2024                                              24,690      5,010
                                 Escambia County, Pollution Control, Champion International
                                   Corp. Proj., Rev., 6.40%, 2030                                6,000      6,233
                                 Greater Orlando Aviation Auth., Airport Facilities, Rev.,
                                   8.00%, 2018                                                   1,130      1,199
                                 Housing Finance Agcy., Home Ownership, Rev., 8.30%, 2020        3,655      3,807
                                 ------------------------------------------------------------------------------------
                                                                                                           41,148
---------------------------------------------------------------------------------------------------------------------
INDIANA--5.9%                    Employment Dev. Commission, Indianapolis Power and Light
                                   Co., Rev., 7.45%, 2019                                       14,215     15,154
                                 Fishers, Economic Dev. Auth., Indianapolis Water Co. Proj.,
                                   Rev., 7.875%, 2019                                           10,000     10,403
                                 Indianapolis, Gas Utility System Rev., 5.875%, 2024            14,000     14,107
                                 ------------------------------------------------------------------------------------
                                                                                                           39,664
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.4%                 Economic Dev. Auth., Water Facilities, New Jersey American
                                   Water Co., Inc. Proj., Rev., 6.875% and 6.00%, 2034 and
                                   2036                                                         20,775     22,009
                                 Health Care Facilities Financing Auth., General Hospital
                                   Center at Passaic, Rev., 6.75%, 2019                          5,000      5,466
                                 Housing and Mortgage Finance Agcy., Home Buyer Rev.,
                                   7.70%, 2029                                                   2,410      2,523
                                 ------------------------------------------------------------------------------------
                                                                                                           29,998
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.4%                 Housing Finance Agcy., Home Mortgage, Rev., 8.30% and 8.35%,
                                   2019                                                          2,265      2,346
                                 Los Angeles County, Metropolitan Transportation Auth., Sales
                                   Tax Rev., 6.00%, 2026                                         2,750      2,841
                                 Orange County, Recovery Certificates of Participation,
                                   6.00%, 2026                                                  11,500     11,900
                                 Sacramento County, Airport System, Rev., 5.90%, 2024            5,000      5,038
                                 State, Gen. Oblg., 5.90%, 2025                                  7,690      7,800
                                 ------------------------------------------------------------------------------------
                                                                                                           29,925
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--3.6%               Allegheny County, Greater Pittsburgh International Airport,
                                   Rev., 8.25%, 2016                                             8,450      8,805
                                 Lehigh County:
                                   General Purpose Auth., Wiley House, Rev., 8.65% and 8.75%,
                                     2004 and 2014                                               5,520      5,742
                                   Industrial Dev. Auth., Pollution Control, Rev., 6.15%,
                                     2029                                                        1,500      1,564
                                 Philadelphia, Gas Works, Rev., 6.375%, 2026                     7,950      8,141
                                 ------------------------------------------------------------------------------------
                                                                                                           24,252
---------------------------------------------------------------------------------------------------------------------
MAINE--3.6%                      Health and Higher Educational Facilities Auth., Rev., 5.70%
                                   and 7.00%, 2013 and 2024                                      9,320      9,882
                                 Housing Auth., Mortgage Purchase Rev., 8.30%, 2028                 30         30
                                 Regional Waste Systems, Inc., Solid Waste Resource Recovery,
                                   Rev., 7.85% and 8.15%, 2011                                  13,280     14,209
                                 ------------------------------------------------------------------------------------
                                                                                                           24,121

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
 ISSUER                                                                               PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
COLORADO--3.2%                   Adams County, Multifamily Housing, Oasis Park Apartments
                                   Proj., Rev., 6.15%, 2026                                    $ 6,580   $  6,677
                                 City and County of Denver, Airport System Rev., 6.75% to
                                   8.50%, 2013 through 2023                                     10,580     11,480
                                 Housing and Finance Auth., Single Family Program, Rev.,
                                   7.70%, 2021                                                   3,255      3,387
                                 ------------------------------------------------------------------------------------
                                                                                                           21,544
---------------------------------------------------------------------------------------------------------------------
OHIO--2.7%                       Cuyahoga County, Meridia Health System, Hospital Rev.,
                                   6.25%, 2024                                                   2,350      2,420
                                 Green Springs, Health Care Facilities Rev., 7.125%, 2025        6,000      6,169
                                 Higher Education Facility Commission, University of Findlay
                                   Proj., Rev., 6.15% and 6.125%, 2011 and 2016                  3,635      3,596
                                 Housing Finance Agcy., Single Family Mortgage Rev., 7.65% to
                                   8.25%, 2010 through 2029                                      5,891      6,202
                                 ------------------------------------------------------------------------------------
                                                                                                           18,387
---------------------------------------------------------------------------------------------------------------------
KENTUCKY--2.5%                   Kenton County Airport Board, Greater Cincinnati
                                   International Airport, Rev., 8.25%, 2015                      8,950      9,363
                                 Trimble County Pollution Control, Louisville Gas & Electric
                                   Co. Proj., Rev., 7.75%, 2019                                  7,000      7,277
                                 ------------------------------------------------------------------------------------
                                                                                                           16,640
---------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.2%                   Fairfax County Economic Dev. Auth., Resource Recovery, Ogden
                                   Martin System Proj., Rev., 7.75%, 2011                       13,890     14,863
---------------------------------------------------------------------------------------------------------------------
HAWAII--2.1%                     Department of Budget and Finance, Special Purpose, Hawaiian
                                   Electric Co., Inc. Proj., Rev., 6.20%, 2026                  13,200     13,598
                                 Housing Finance and Dev. Corp., Single Family Mortgage Rev.,
                                   8.125%, 2019                                                    565        584
                                 ------------------------------------------------------------------------------------
                                                                                                           14,182
---------------------------------------------------------------------------------------------------------------------
ALABAMA--2.0%                    Docks Dept., Facilities Rev., 6.30%, 2021                       8,250      8,571
                                 Jefferson County, Sewer Rev., 5.75%, 2022                       5,000      5,014
                                 ------------------------------------------------------------------------------------
                                                                                                           13,585
---------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.9%       Metropolitan Airports Auth., Airport System, Rev., 5.75%,
                                   2020                                                         13,100     13,090
---------------------------------------------------------------------------------------------------------------------
VERMONT--1.8%                    Housing Finance Agcy., Mortgage Purchase Rev., 8.10%, 2022     11,890     12,336
---------------------------------------------------------------------------------------------------------------------
UTAH--1.8%                       Housing Finance Agcy., Single Family Mortgage Rev.,
                                   6.65%, 2026                                                     905        937
                                 Intermountain Power Agcy., Power Supply System Rev., 7.75%
                                   and 5.00%, 2020 and 2021                                     11,700     11,352
                                 ------------------------------------------------------------------------------------
                                                                                                           12,289
---------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.7%                  Housing Finance Agcy., Single Family Mortgage Rev.,
                                   8.30%, 2020                                                   3,490      3,631
                                 Public Facilities Auth., Lafayette General Medical Center
                                   Proj., Rev., 6.50%, 2022                                      7,350      7,914
                                 ------------------------------------------------------------------------------------
                                                                                                           11,545

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
 ISSUER                                                                               PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
MISSOURI--1.4%                   Health and Educational Facilities Auth., Health Facilities,
                                   Lake of the Ozarks General Hospital Inc. Proj., Rev.,
                                   6.50%, 2021                                                 $ 1,125   $  1,159
                                 Housing Dev. Commission, Single Family Mortgage Rev., 7.90%,
                                   2021                                                          3,830      3,978
                                 St. Louis, Regional Convention and Sports Complex Auth.,
                                   Rev., 7.90%, 2021                                               155        172
                                 West Plains, Industrial Dev. Auth., Ozarks Medical Center
                                   Proj., Rev., 8.625%, 2020                                     3,650      3,972
                                 ------------------------------------------------------------------------------------
                                                                                                            9,281
---------------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.2%                 Mortgage Finance Auth., Single Family Mortgage Rev., 8.30%
                                   and 7.80%, 2020 and 2021                                      7,440      7,787
---------------------------------------------------------------------------------------------------------------------
NEBRASKA--1.2%                   Investment Finance Auth., Single Family Housing Rev., 6.70%,
                                   2026                                                          7,500      7,776
---------------------------------------------------------------------------------------------------------------------
MICHIGAN--1.0%                   Monroe County, Pollution Control, Detroit Edison Proj.,
                                   Rev., 7.75%, 2019                                             6,500      7,009
---------------------------------------------------------------------------------------------------------------------
IOWA--1.0%                       Housing Finance Auth., Single Family Mortgage Rev., 7.90%,
                                   2022                                                          6,690      6,992
---------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.0%              Port Auth., Special Facilities, US Air Proj., Rev., 5.875%,
                                   2023                                                          6,755      6,799
---------------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%                   Howard County, Multifamily Housing, Braeland and Eden Common
                                   Projs., Rev., 6.20%, 2023                                     6,750      6,546
---------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                 ID, Housing Agcy., Single Family Mortgage Rev., 7.875% and
ONE PERCENT--4.6%                  6.90%, 2021 and 2025                                          5,355      5,574
                                 MN, Housing Finance Agcy., Single Family Mortgage Rev.,
                                   7.95% and 8.00%, 2022 and 2029                                4,675      4,864
                                 NC, Housing Finance Agcy., Single Family Mortgage Rev.,
                                   7.85%, 2028                                                   3,675      3,850
                                 ND, Housing Finance Agcy., Single Family Mortgage Rev.,
                                   8.375%, 2021                                                    710        746
                                 NH, Higher Educational and Health Facilities Auth., Nashua
                                   Memorial Hospital, Rev., 6.00%, 2023                          3,000      2,982
                                 NV, Clark County, Industrial Dev., Power Co. Proj., Rev.,
                                   6.70%, 2022                                                   1,750      1,865
                                 OK, Turnpike Auth., Turnpike System Rev., 7.875%, 2021            355        378
                                 SC, Oconee County, Pollution Control, Duke Power Co. Proj.,
                                   Rev., 7.75%, 2017                                             3,500      3,764
                                 WA, Grant County, Public Utility District #2, Wanapum Hydro-
                                   Electric, Rev., 5.875%, 2031                                  1,575      1,581
                                 WA, Public Power Supply System, Nuclear Projs. #1 and #3,
                                   Rev., 5.60%, 2015                                             3,000      2,985
                                 WI, Housing & Economic Dev. Auth., Home Ownership, Rev.,
                                   6.20%, 2027                                                   2,500      2,526
                                 ------------------------------------------------------------------------------------
                                                                                                           31,115
                                 ------------------------------------------------------------------------------------
                                 TOTAL OTHER MUNICIPAL OBLIGATIONS--83.8%
                                 (Cost: $534,745)                                                         565,894
                                 ------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL OBLIGATIONS--98.5%
                                 (Cost: $625,652)                                                         665,187
                                 ------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--4.00% to 4.35%
INSTRUMENTS--.7%
                                 Due--June 1997
                                 (Cost: $4,900)                                                $ 4,900   $  4,900
                                 ------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--99.2%
                                 (Cost: $630,552)                                                         670,087
                                 ------------------------------------------------------------------------------------
                                 OTHER ASSETS, LESS LIABILITIES--.8%                                        5,374
                                 ------------------------------------------------------------------------------------
                                 NET ASSETS--100.0%                                                      $675,461
                                 ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $630,552,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $39,830,000, the gross unrealized depreciation was $295,000 and the net unrealized appreciation on investments was $39,535,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997
(IN THOUSANDS)


------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $630,552)                                                $670,087
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 3,388
------------------------------------------------------------------------
  Interest                                                        13,777
------------------------------------------------------------------------
    TOTAL ASSETS                                                 687,252
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                     2,771
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            8,440
------------------------------------------------------------------------
  Management fee                                                     309
------------------------------------------------------------------------
  Trustees' fees and other                                           271
------------------------------------------------------------------------
    Total liabilities                                             11,791
------------------------------------------------------------------------
NET ASSETS                                                      $675,461
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized,
43 shares outstanding at $5 thousand liquidation value per
share                                                           $215,000
------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of shares authorized,
38,038 shares outstanding                                            380
------------------------------------------------------------------------
Paid-in surplus                                                  421,159
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (13,653)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        39,535
------------------------------------------------------------------------
Undistributed net investment income                               13,040
------------------------------------------------------------------------
NET ASSETS                                                      $675,461
------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
(net assets less remarketed preferred shares at liquidation
value
divided by common shares outstanding)                             $12.11
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997
(IN THOUSANDS)


----------------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------------
Interest income                                                   $22,455
----------------------------------------------------------------------------
Expenses:
  Management fee                                                    1,853
----------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              101
----------------------------------------------------------------------------
  Registration and remarketing fees                                   271
----------------------------------------------------------------------------
  Professional fees                                                    49
----------------------------------------------------------------------------
  Reports to shareholders                                              22
----------------------------------------------------------------------------
  Trustees' fees and other                                             99
----------------------------------------------------------------------------
    Total expenses                                                  2,395
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                              20,060
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------

  Net realized gain on sales of investments                           748
----------------------------------------------------------------------------
  Net realized loss from futures transactions                        (217)
----------------------------------------------------------------------------
    Net realized gain                                                 531
----------------------------------------------------------------------------
  Change in net unrealized appreciation on investments             (8,281)
----------------------------------------------------------------------------
Net loss on investments                                            (7,750)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $12,310
----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED                YEAR ENDED
                                                                 MAY 31,              NOVEMBER 30,
                                                                   1997                   1996
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                          $ 20,060                40,573
--------------------------------------------------------------------------------------------------
  Net realized gain                                                   531                   577
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (8,281)               (4,207)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               12,310                36,943
--------------------------------------------------------------------------------------------------
Distribution from net investment income:
  Common shares                                                   (16,600)              (32,977)
--------------------------------------------------------------------------------------------------
  Remarketed preferred shares                                      (3,782)               (7,662)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (20,382)              (40,639)
--------------------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestment of
dividends (175 and 409 shares, respectively)                        2,290                 5,255
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (5,782)                1,559
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                               681,243               679,684
--------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $13,040 and $13,362, respectively)                            $675,461               681,243
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Municipal Income Trust
                             (the Fund) is registered under the Investment
                             Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $9,664,000, is available to offset future taxable gains. If not applied, the loss carryover expires in the period ended 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $1,853,000 for the six months ended May 31, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $32,000 for the six months ended May 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $25,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $46,500

                             Proceeds from sales                          38,314

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED               YEAR ENDED NOVEMBER 30,
                                                     MAY 31,     ------------------------------------------
                                                       1997        1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $12.31       12.41     11.12     13.25     12.45
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .52        1.07      1.10      1.10      1.16
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (.18)       (.10)     1.29     (1.84)      .66
-----------------------------------------------------------------------------------------------------------
Total from investment operations                          .34         .97      2.39      (.74)     1.82
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income to common
  shareholders                                            .44         .87       .87       .87       .87
-----------------------------------------------------------------------------------------------------------
  Distribution from net investment income to
  preferred shareholders (common share equivalent)        .10         .20       .23       .16       .15
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain to common
  shareholders                                             --          --        --       .36        --
-----------------------------------------------------------------------------------------------------------
Total dividends                                           .54        1.07      1.10      1.39      1.02
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.11       12.31     12.41     11.12     13.25
-----------------------------------------------------------------------------------------------------------
Market value, end of period                            $13.50       13.13     12.63     11.00     12.75
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE (NOT ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Based on net asset value                                 1.97%       6.56     20.00     (7.36)    13.80
-----------------------------------------------------------------------------------------------------------
Based on market value                                    6.48%      11.57     23.55     (4.66)     8.04
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
(Ratios exclude the effect of dividends to preferred shareholders)
Expenses                                                  .71%        .72       .69       .70       .69
-----------------------------------------------------------------------------------------------------------
Net investment income                                    5.95%       6.03      6.23      6.13      6.20
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets at end of period, net of remarketed
preferred shares (in thousands)                      $460,461     466,243   464,684   414,790   493,108
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       12%         26        19        12        17
-----------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of period:
  Aggregate amount outstanding (in thousands)        $215,000     215,000   215,000   215,000   215,000
  Asset coverage per share                           $ 15,700      15,800    15,800    14,600    16,500
  Liquidation and market value per share             $  5,000       5,000     5,000     5,000     5,000
-----------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

On May 29, 1997, an annual shareholders' meeting was held. Kemper Municipal Income Trust shareholders were asked to vote on two separate issues: re election of the eight members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. We are pleased to report that all nominees were elected and the selection of Ernst & Young LLP as the fund's auditors was ratified. Following are the results for each issue:

1) Re-election of Trustees

                                 For        Withheld

   James E. Akins             31,228,854    666,749
   Arthur R. Gottschalk       31,256,832    638,771
   Frederick T. Kelsey            39,840      1,060
   (preferred shares only)
   Dominique P. Morax         31,247,828    647,775
   Fred B. Renwick            31,195,631    652,366
   Stephen B. Timbers             39,840      1,060
   (preferred shares only)
   John B. Tingleff           31,282,598    613,005
   John G. Weithers           31,284,142    611,461

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

                   For          Against         Abstain
                31,432,291      150,584         312,727

TRUSTEES & OFFICERS

TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      CHARLES R. MANZONI, JR.
President and Trustee                   Vice President

JAMES E. AKINS                          CHRISTOPHER J. MIER
Trustee                                 Vice President

ARTHUR R. GOTTSCHALK                    JOHN E. NEAL
Trustee                                 Vice President

FREDERICK T. KELSEY                     ROBERT C. PECK
Trustee                                 Vice President

DOMINIQUE P. MORAX                      PHILIP J. COLLORA
Trustee                                 Vice President and
                                        Secretary
FRED B. RENWICK
Trustee                                 JEROME L. DUFFY
                                        Treasurer
JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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